EXHIBIT 10

         CHINA FOOD AND BEVERAGE COMPANY 8 WEST 38TH STREET, 9TH FLOOR

                            NEW YORK, NEW YORK 10018

                                  212-398-7833

                                FAX: 718-357-0643

                                  March 4, 2001

Grace Ying
Tritradex Incorporated
17 Westbury Avenue
Mineola, N.Y. 11501

Dear Mrs. Ying:

Pursuant to our recent discussions, our company agrees to issue a company check in the amount of $ 80,000.00 U.S. Dollars, made payable to Tritradex Incorporated (a New York Corporation). Both parties understand that these funds are being sent prior to the final contract signing, whereby our company will participate in an equity investment in either Tritradex Incorporated or it's subsidiary, Shanghai Tritradex Machinery, Inc. In addition, both parties agree that if a final contract is not signed by April 30, 2001, Tritradex Incorporated will return said funds to our company, within ten (10) days. Finally, both parties further agree that in the event that Tritradex Incorporated cannot fulfill all of the terms of this agreement, then Grace Ying will be personally responsible to return said funds to our company, within ten (10) days immediately following the expiration of the initial ten (10) day requirement, agreed to by Tritradex Incorporated.

Sincerely,

By: /s/ James Tilton
--------------------
        James Tilton
        President

Agreed and accepted: Agreed and accepted:

By: /s/ Grace Ying
------------------
        Grace Ying
        As a Private Individual
        Corporate Secretary
        Tritradex Incorporated